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                                                                  Exhibit 10.3.1

                                State of Missouri
                          Missouri Lottery Commission
                               INVITATION FOR BID

IFB NO.:                      00117
RETURN BID BY:                April 19, 1994 at 3:00 PM
CONTACT NAME:                 Alan Barnes (314) 751-4050
TITLE:                        Electronic Lottery Ticket Dispensers

This document constitutes an invitation for sealed bids including prices from qualified individuals and organizations to furnish items as described herein.

Bids must be mailed to the Missouri Lottery, P.O. Box 1603, Jefferson City, Missouri 65102, or delivered to its offices at 1823 Southridge Drive, Jefferson City, Missouri so that they will be received no later than 3:00 p.m. April 19, 1994. Bids received after 3:00 p.m. April 19, 1994, will be marked late and will not be opened or evaluated.

The enclosed "Sealed Bid for IFB #00117" sticker should be attached to the outside of the envelope or box containing the offeror's bid.

All questions or requests for clarification of the information contained in this document or about the bid and evaluation process in general should be submitted in writing to the contact person listed above by April 1, 1994. Answers to the questions and IFB amendments (if necessary) will be prepared in writing and distributed by April 6, 1994.

The offeror hereby agrees to provide the items at the prices quoted, pursuant to the terms of this document which are incorporated by reference and further understands that signature by an authorized official of the Missouri Lottery constitutes acceptance and a contract shall exist between the offeror and the Missouri Lottery.

PLEASE PRINT THE FOLLOWING INFORMATION EXCEPT FOR THE REQUIRED SIGNATURE:

Offeror's Company Name        Lottery Enterprises, Inc.
                       --------------------------------------------------------
Mailing Address        7320 Convoy Court
                ---------------------------------------------------------------
City/State/Zip Code            San Diego, CA 92111
                    -----------------------------------------------------------
Telephone         (619)569-5266               Fax No.       (619) 569-9157
         ----------------------------------           -------------------------
MO State Sales Tax #                          Fed. Tax ID #SS#    33-042-30
                    -----------------------                    ----------------
MO Corporate Charter #                        MO Payroll Withholding #  004033
                      ---------------------                           ---------
MO State Vendor # (if known)
                            ---------------------------------------------------
Offeror's Authorized Signature /s/ Catherine Winchester       Date 16/4/94
                              ------------------------------       ------------

NOTICE OF AWARD

      This proposal is accepted by the Missouri Lottery.

      /s/ James R. Scroggins                               6/17/94
      ----------------------------------------        ------------------
      James R. Scroggins, Executive Director                 Date